UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 3, 2008

IRIDEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27598	94-2665054
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1212 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices and zip code)

(650) 940-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 3, 2008, Iridex Corporation (the “Company”) and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division (“Lender”), entered into amendments (the “Amendments”) to each of (i) the Credit and Security Agreement, dated March 27, 2008 (the “Domestic Credit Agreement”), by and between the Company and Lender and (ii) the Credit and Security Agreement (Ex-Im Subfacility), dated March 27, 2008 (the “Ex-Im Credit Agreement” and together with the Domestic Credit Agreement, the “Credit Agreements”), by and between the Company and Lender. As previously disclosed, the Credit Agreements, collectively, provide the Company with an asset-based revolving line of credit of up to $8 million.

The Company was not in compliance with the debt service covenant contained in the Credit Agreements which constituted an event of default under the Credit Agreements and entitled Lender to exercise its remedies, which include declaring all outstanding obligations due and payable, and disposing of the collateral if obligations are not paid. Pursuant to the Amendments, Lender agreed to waive the Event of Default and the Company agreed to (i) pay Lender a one-time, fully-earned, non-refundable fee in the amount of $15,000, and (ii) increase the interest rate paid by the Company to Lender pursuant to the Credit Agreements from a rate of 0.75% above the Prime Rate to a rate of 2.00% above the Prime Rate. For the purposes of the Amendments, “Prime Rate” means the greater of (i) five percent (5%) per annum, or (ii) the rate of interest most recently announced by Lender at its principal office as its Prime Rate.

The foregoing descriptions of the Amendments and the Credit Agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of the First Amendment to Credit and Security Agreements and Waiver of Default attached as Exhibit 10.1 to this Current Report on Form 8-K, as well as the Domestic Credit Agreement and Ex-Im Credit Agreement attached as Exhibits 10.1 and 10.2, respectively, to the Current Report on Form 8-K filed on April 2, 2008, which exhibits are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	First Amendment to Credit and Security Agreements and Waiver of Default by and between IRIDEX Corporation and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, dated November 3, 2008.

10.2	Credit and Security Agreement by and between IRIDEX Corporation and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, dated March 27, 2008. (which is incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Commission on April 2, 2008).

10.3	Credit and Security Agreement (Ex-Im Subfacility) by and between IRIDEX Corporation and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, dated March 27, 2008 (which is incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the Commission on April 2, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

By:	/s/ THEODORE A. BOUTACOFF
Theodore A. Boutacoff President and Chief Executive Officer

Date: November 7, 2008

Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Credit and Security Agreements and Waiver of Default by and between IRIDEX Corporation and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, dated November 3, 2008.

10.2	Credit and Security Agreement by and between IRIDEX Corporation and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, dated March 27, 2008. (which is incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Commission on April 2, 2008).

10.3	Credit and Security Agreement (Ex-Im Subfacility) by and between IRIDEX Corporation and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, dated March 27, 2008 (which is incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the Commission on April 2, 2008).